UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2025 (May 6, 2025)
Date of Report (Date of earliest event reported)
_____________________________________________
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 6, 2025, Tyler Technologies, Inc. held its annual meeting of stockholders. The results of the matters voted on at the meeting were as follows:
With respect to the election of directors, shares were voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Glenn A. Carter	34,455,480	2,671,743	2,633,336
Margot L. Carter	36,264,194	863,029	2,633,336
Brenda A. Cline	35,902,303	1,224,920	2,633,336
Ronnie D. Hawkins, Jr.	37,035,426	91,797	2,633,336
John S. Marr, Jr.	36,183,358	943,865	2,633,336
H. Lynn Moore, Jr.	36,683,568	443,655	2,633,336
Daniel M. Pope	36,872,552	254,671	2,633,336
Andrew D. Teed	37,036,144	91,079	2,633,336
With respect to the approval of an advisory resolution on our executive compensation, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
36,629,518	435,731	61,974	2,633,336
With respect to the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2025, shares were voted as follows:

Votes For	Votes Against	Abstentions
37,519,790	2,208,517	32,252
With respect to the shareholder proposal regarding political spending, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,718,107	27,154,449	254,667	2,633,336
With respect to the approval of the amendment to the Restated Certificate of Incorporation to remove supermajority voting standards in Article Ninth of the Certificate, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
37,056,096	62,099	9,028	2,633,336
With respect to the approval of the amendment to the Restated Certificate of Incorporation to remove supermajority voting standards in Article Twelfth of the Certificate, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
37,052,952	64,285	9,986	2,633,336

With respect to the approval of the amendment to the written consent right in the Restated Certificate of Incorporation to incorporate existing corresponding provisions in the Company's Bylaws, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
36,278,806	824,795	23,622	2,633,336

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
May 6, 2025	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)